                        AMENDMENT NO. 4 TO LOAN AGREEMENT

                                       AND

             AMENDMENT NO. 1 TO REVOLVING CREDIT SECURITY AGREEMENT

         AMENDMENT, dated as of December 1, 1997, among GS TECHNOLOGIES OPERATING CO., INC., a Delaware corporation ("GSTOC"), and its direct and indirect Subsidiaries, CI (U.S.) CORP. (formerly Control International, Inc.), a Utah corporation ("CII"), GEORGETOWN STEEL CORPORATION, a Delaware corporation ("GSC"), and FLORIDA WIRE AND CABLE, INC., a Delaware corporation ("FWCC"), (GSTOC, CII, GSC and FWCC, individually a "Borrower", and collectively "Borrowers"), the Lenders (as defined herein), MELLON BANK, N.A., a national banking association ("Mellon") as documentation agent for the Lenders (Mellon, in such capacity, being "Documentation Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as agent for the Lenders (GE Capital, in such capacity, being "Agent").

         Borrowers, Agent, Documentation Agent and Lenders are parties to a Loan Agreement, dated as of October 5, 1995, as amended by Amendment No. 1 to Loan Agreement dated July 8, 1996, Amendment No. 2 to Loan Agreement dated as of December 20, 1996, and Amendment No. 3 to Loan Agreement dated as of March 18, 1997 (the "Loan Agreement"). Pursuant to the Loan Agreement, Borrowers executed and delivered a certain Revolving Credit Security Agreement in favor of Agent dated as of October 5, 1995 (the "Revolving Credit Security Agreement"). Borrowers, Agent, Documentation Agent and the Lenders desire to amend the Loan Agreement and the Revolving Credit Security Agreement in certain respects and, accordingly, Borrowers, Agent, Documentation Agent and Lenders agree as follows:

         1. DEFINITIONS. Except as otherwise provided herein, the terms defined in the Loan Agreement are used herein as defined therein.

         2. AMENDMENTS TO PERMIT COMMODITY PRICE PROTECTION AGREEMENTS. Effective as of the date hereof, the following amendments shall be made to the Loan Agreements and the Revolving Credit Security Agreement:

         (a) The following definition is inserted in Section 1 of the Loan Agreement immediately following the definition of "Commission":

                  "COMMODITY PRICE PROTECTION AGREEMENT" shall mean any commodity price protection agreement (including, without limitation, commodity price swaps, futures, options, caps, floors, collars and similar agreements), and/or other types of commodity price hedging agreements with respect to raw materials that are used by any of the Borrowers or their Subsidiaries or the DRI Entity in the production of steel rod, wire rod, grinding media and/or direct reduced iron, to



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                  or under which any Borrower or any Subsidiary of a Borrower is or becomes a party or a beneficiary.

         (b) The definition of "Indebtedness" in Section 1 of the Loan Agreement is hereby amended by deleting the word "and" at the end of item (e), replacing the period at end of item (f) with a semicolon and inserting the word "and" after the semicolon, and inserting immediately after item (f) a new item
(g) as follows:

                  (g) all obligations or liabilities under Permitted Commodity Price Protection Agreements.

         (c) The definition of "Obligations" in Section 1 of the Loan Agreement is hereby amended and restated as follows:

                  "OBLIGATIONS" shall mean all loans, advances, letter of credit reimbursement obligations, obligations and liabilities under Permitted Commodity Price Protection Agreements, debts, liabilities, and obligations for monetary amounts (whether or not such amounts are liquidated or determinable) owing by any or all Borrowers or any or all of their Subsidiaries or all of them to Lenders or Agent or L/C Issuer, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents or any Permitted Commodity Price Protection Agreement. This term includes, without limitation, all interest, the Financing Fee, charges, expenses, attorneys' fees and any other sum chargeable to Borrowers or any or all of their Subsidiaries under any of the Loan Documents.

         (d) The following definition is inserted in Section 1 of the Loan Agreement immediately following the definition of "PBGC":

         "PCPPA SECURED AMOUNT" shall mean, at any time, the stated secured amount under an outstanding Permitted Commodity Price Protection Agreement, which amount shall be mutually agreed upon by the applicable Revolving Credit Lender and the Borrower or a Subsidiary of Borrower, and acknowledged in writing by Agent, and which amount is secured by the Revolving Credit Collateral pursuant to the Revolving Credit Security Agreement.

         (e) The following definition is inserted in Section 1 of the Loan Agreement immediately following the definition of "Permanent Advance":

                  "PERMITTED COMMODITY PRICE PROTECTION AGREEMENT" of any Person shall mean any Commodity Price Protection Agreement (i)


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

                  entered into with one or more of the Revolving Credit Lenders acting as the financial institution provider(s), (ii) for which the applicable Borrower or Subsidiary has received the prior written consent of the Agent, (iii) which is unsecured or, if secured, the amount of the obligations thereunder which are secured is limited to a stated amount (the "PCPPA Secured Amount") and such secured obligations are only secured by a Lien on the Revolving Credit Collateral pursuant to the Revolving Credit Security Agreement, and (iv) for which the Agent has established a reserve against the Revolving Credit Loan in an amount equal to the PCPPA Secured Amount.

         (f) Section 2.15 of the Loan Agreement is hereby amended and restated as follows:

                  If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Term Loans or the Revolving Credit Loan made by it, or on account of a Permitted Commodity Price Protection Agreement provided by it, in excess of its ratable share of payments on account of the Term Loans or the Revolving Credit Loan made by all Lenders, or the Permitted Commodity Price Protection Agreements provided by all Lenders, such Lender shall forthwith purchase from each other Lender such participations in the Term Loans or the Revolving Credit Loan, or in the Permitted Commodity Price Protection Agreement, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

         (g) Section 2.16 of the Loan Agreement is hereby amended by amending and restating the third sentence thereof as follows:


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

                  In the absence of a specific determination by Agent and Lenders with respect thereto, the same shall be applied in the following order: (i) then due and payable fees and expenses;
                  (ii) then due and payable interest payments on the Revolving Credit Loan and the Term Loans; (iii) then due and payable principal payments on the Revolving Credit Loan and the Term Loans; and (iv) then due and payable obligations under Permitted Commodity Price Protection Agreements; provided that payments arising out of the Revolving Credit Collateral shall be first applied to then due and payable interest and principal payments on the Revolving Credit Loan and to other Revolving Credit Obligations and then to then due and payable obligations under Permitted Commodity Price Protection Agreements (up to but not exceeding the PCPPA Secured Amount), and payments arising out of the Term Loan Collateral shall be first applied to then due and payable interest and principal payments on the Term Loans and to other Term Loan Obligations.

         (h) Section 7.3(a) of the Loan Agreement is hereby amended by deleting "and (xii)" in Line 21 thereof and inserting the following in lieu thereof:

                  "(xii) Indebtedness pursuant to any Permitted Commodity Price Protection Agreement, and (xiii)"

         (i) Section 7.9 of the Loan Agreement is hereby amended by deleting the word "and" at the end of subsection (f), replacing the period at the end of subsection (g) with a semicolon and inserting the word "and" after the semicolon, and inserting immediately after subsection 7.9(g) a new subsection (h) as follows:

                  (h) Liens on the Revolving Credit Collateral in connection with any Permitted Commodity Price Protection Agreement.

         (i) The definition of "Secured Obligations" in the Revolving Credit Security Agreement is amended and restated as follows:

                  "Secured Obligations" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Revolving Credit Notes, (ii) all commitment and other fees owing by Grantors under the Loan Agreement to Revolving Credit Lenders and Agent, (iii) all other Revolving Credit Obligations owing from Grantors to Revolving Credit Lenders, Agent or any of them, and (iv) all other Indebtedness, liabilities and obligations of Grantors to Revolving Credit Lenders and Agent, whether now existing or hereafter incurred, and whether created under, arising out of or in connection with the Loan Agreement, this Security Agreement, any of the other Loan


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                  Documents or otherwise, including any PCPPA Secured Amounts but excluding any other obligations under any Permitted Commodity Price Protection Agreement, and excluding the Term Loan Obligations.

         3. AMENDMENT TO DEFINITION OF ELIGIBLE ACCOUNTS RECEIVABLE. Effective as of the date hereof, the definition of "Eligible Accounts Receivable in Section 1 of the Loan Agreement is hereby amended by deleting subparagraph
(j) thereof and inserting the following in lieu thereof:

                  "(i) the sale represented by such Account Receivable is on terms longer than 45 days, as to an Account Receivable billed on standard terms of payment, or 60 days as to an Account Receivable billed on dating terms of payment by FWCC, or 120 days as to an Account Receivable billed on dating terms of payment by any other Borrower, provided that Accounts Receivable billed on dating terms of payment by FWCC shall be limited to $5,000,000, and by GSTOC shall be limited to $3,000,000, and by GSC shall be limited to $3,000,000, and by any other Borrower shall be limited to $1,000,000."

         4. DECREASE IN CONSOLIDATED NET WORTH REQUIREMENT. Effective as of the date hereof, Section 6.3 of the Loan Agreement is hereby amended by deleting subparagraph (d) thereof and inserting the following in lieu thereof:

                  "(d) at the end of each Fiscal Quarter, a Consolidated Net Worth of not less than $22,500,000."

         5. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Borrowers hereby confirm that the representations and warranties of Borrowers contained in the Loan Documents were correct in all material respects as to Borrowers and their Subsidiaries taken as a whole on and as of October 5, 1995, and that such representations and warranties are correct as to Borrowers and their Subsidiaries taken as a whole on the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and
(ii) for changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse.

         6. NO DEFAULT. Borrowers represent and warrant that no Default or Event of Default exists as of the date hereof.

         7. MISCELLANEOUS. The Loan Agreement is, and shall be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date of this Amendment No. 4 (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment No. 4, and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan



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

Agreement shall mean the Loan Agreement as amended by this Amendment No. 4. The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document. This Amendment No. 4 and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

         8. COUNTERPARTS. This Amendment No. 4 may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.


                        [SIGNATURES FOLLOW ON NEXT PAGE]







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IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed of the date first written above.

                         GS TECHNOLOGIES OPERATING CO., INC.


                         By:    /s/ Luis E. Leon
                              -----------------------------------------------
                              Name:    Luis E. Leon
                              Title:   Senior Vice President & Chief Financial
                                       Officer


                         CI (U.S.) CORP. (FORMERLY CONTROL INTERNATIONAL, INC.)

                         By:    /s/ Luis E. Leon
                              -----------------------------------------------
                              Name: Luis E. Leon
                              Title:   Vice President

                         GEORGETOWN STEEL CORPORATION

                         By:    /s/ Luis E. Leon
                              -----------------------------------------------
                              Name: Luis E. Leon
                              Title:   Vice President

                         FLORIDA WIRE AND CABLE, INC.

                         By:    /s/ Luis E. Leon
                              -----------------------------------------------
                              Name: Luis E. Leon
                              Title:   Vice President







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





     Agreed to and accepted as of the date first above written.


GENERAL ELECTRIC CAPITAL                                     MELLON BANK, N.A., as Documentation
CORPORATION, as Agent and Lender                             Agent and Lender

By:    /s/ Abigail Wolf                                      By: /s/ Dwayne R. Finney
    --------------------------------------------                 ------------------------------------------
Name:                                                        Name: Dwayne R. Finney
                                                                  -----------------------------------------
Title:                                                       Title: Assistant Vice President
                                                                    ---------------------------------------

NATIONSBANK, N.A., as Lender                                 PILGRIM AMERICA PRIME RATE
                                                             TRUST, as Lender

By: /s/ Mark D. Halmrast                                     By: /s/ Howard Tiffen
    --------------------------------------------                 ------------------------------------------
Name: Mark D. Halmrast                                       Name: Howard Tiffen
      ------------------------------------------                   ----------------------------------------
Title:   Vice President                                      Title: FVP
       -----------------------------------------                    ---------------------------------------

THE FIRST NATIONAL BANK OF CHICAGO, as Lender                PNC BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Lori J. McCarthy                                     By: /s/ George Briris
    --------------------------------------------                 ------------------------------------------
Name: Lori J. McCarthy                                       Name: George Briris
      ------------------------------------------                   ----------------------------------------
Title: Vice President                                        Title:   Executive Vice President
       -----------------------------------------                    ---------------------------------------


LASALLE NATIONAL BANK, as Lender                             HARRIS TRUST AND SAVINGS BANK, as Lender


By: /s/ Christine M. Williamson                              By: /s/ John M. Dillon
    --------------------------------------------                 ------------------------------------------
Name: Christine M. Williamson                                Name: John M. Dillon
      ------------------------------------------                   ----------------------------------------
Title: Assistant Vice President                              Title: Vice President
       -----------------------------------------                    ---------------------------------------

SCOA PLANT FINANCING COMPANY, as Lender

By:  Sumitomo Corporation of America,
     General Partner

     By: /s/ Masahiko Nakagawa
         ---------------------------------------
         Name: Masahiko Nakagawa
               ---------------------------------
         Title: Senior Vice President and
                -------------------------
         General Manager
         ---------------









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